SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

     0 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 16, 1998
                                                         -----------------

                          ADVANCED VIRAL RESEARCH CORP.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 33-2262-A                 59-2646820
 ------------------------------    ------------           -------------------
       (State or Other             (Commission              (IRS Employer
 Jurisdiction of Incorporation)    File Number)           Identification No.)


     1250 East Hallandale Beach Blvd., Suite 501, Hallandale, Florida 33009
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (954) 458-7636
                                                           ---------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           99.1 Securities Purchase Agreement dated November 16, 1998, by and between Advanced Viral Research Corp. and RBB Bank AG. Certain documents attached to Exhibit C (Schedule of Exceptions) are omitted. The Company agrees to furnish supplementally to the Commission upon request a copy of any of the omitted attachments.

           99.2     7% Convertible Debenture dated November 16, 1998.

           99.3 Warrant dated November 16, 1998 to purchase 375,000 shares of common stock at $.20 per share.

           99.4 Warrant dated November 16, 1998 to purchase 375,000 shares of common stock at $.24 per share.


Item 9.    Sales of Equity Securities Pursuant to Regulation S.

           On November 16, 1998 Advanced Viral Research Corp. (the "Company") for an aggregate purchase price of $1,500,000 sold to RBB Bank AG ("RBB") as agent for the accounts of certain persons, (i) a 7% Convertible Debenture in the principal amount of $1,500,000 (the "Debenture") and (ii) two Warrants to purchase shares of common stock of the Company (the "Warrants"). The sale of the Debenture and the Warrants was made pursuant to Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). The Company relied on the representations, warranties and covenants of the purchaser made in the Securities Purchase Agreement relating to the sale of the Debenture and the Warrants for all the facts necessary to make the Regulation S exemption to the registration requirements under the Securities Act available.

           In connection with the sale of the Debenture and the Warrants, the Company paid RBB a placement fee equal to 7% of the aggregate purchase price. All or a portion of the Debenture may be converted into shares of common stock of the Company pursuant to a formula more particularly described in the Debenture, a copy of which is attached hereto as Exhibit 99.2. The Debenture will mature on October 31, 2008. One of the Warrants entitles the holder thereof to purchase in the aggregate 375,000 shares of common stock of the Company at an exercise price of $0.20 per share. The other Warrant entitles the holder thereof to purchase in the aggregate 375,000 shares of common stock of the Company at an exercise price of $0.24 per share. Both Warrants are exercisable at any time until October 31, 2008.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ADVANCED VIRAL RESEARCH CORP.
                                              ------------------------------
                                                      (Registrant)


Date:  November 20, 1998                      By: /s/ William Bregman
    -------------------------                 ------------------------------
                                              William Bregman, Secretary